                                                                       Exhibit 3

                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION

                                       of

                             NAI Technologies, Inc.
                            (a New York corporation)

                       (Under Section 805 of the Business
                    Corporation Law of the State of New York)

         The undersigned, desiring to amend a certificate of incorporation under the provisions of the Business Corporation Law of the State of New York (hereinafter referred to as the "BCL"), hereby certifies as follows:

         FIRST.  The  name  of  the  corporation  is  NAI   Technologies,   Inc.
(hereinafter referred to as the "Corporation"). The name under which the Corporation was originally formed is North Atlantic Industries, Inc.

         SECOND. The original Certificate of Incorporation of the Corporation was filed by the New York Department of State on July 15, 1954. The Restated Certificate of Incorporation of the Corporation was filed with the New York Department of State on August 19, 1991.

         THIRD. Paragraph "3" of the Certificate of Incorporation of the Corporation, which sets forth the aggregate number and designations of shares of stock which the Corporation shall have the authority to issue, is hereby eliminated in its entirety and the following language is substituted in lieu thereof which has the effect of increasing from ten million (10,000,000) to twenty-five million (25,000,000) the number of shares of Common Stock the Corporation shall have authority to issue:

         "3. The aggregate number of shares of stock which the Corporation shall have the authority to issue is twenty-seven million (27,000,000) shares, of which twenty-five million (25,000,000) shares shall be designated Common Stock, each such share having a par value of $.10, and of which two million (2,000,000) shares shall be designated Preferred Stock, each such share having a par value of $.10."

         FOURTH. Paragraph "4" of the Certificate of Incorporation of the Corporation, which sets forth the terms and conditions under which the Corporation may issue its Preferred Stock, is hereby restated in its entirety without making any amendment to or change in the provisions thereof:

         "4. The Preferred Stock may be issued in series. The Board of Directors of the Corporation is hereby expressly authorized to establish and designate series of Preferred Stock and to fix from time to time before issuance the number, designation, relative rights, preferences and limitations (including, without limitation, participating, voting, optional or other special rights) of the shares of any series of Preferred Stock. Except to the extent, if any, that holders of issued and outstanding shares of Preferred Stock are entitled to vote, the entire voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of Common Stock, who shall be entitled to one vote for each share of Common Stock held by them of record."

         FIFTH: The aforesaid amendment to Paragraph 3 of the Certificate of Incorporation of the Corporation have been authorized (1) by the unanimous vote of the Board of Directors of the Corporation taken at a meeting of said Board of Directors and (2) by the vote of the holders of a majority of all outstanding shares of the Corporation entitled to vote thereon taken at a meeting of said shareholders, respectively, all in accordance with Section 803(a) of the BCL.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed and subscribed in its name this 1st day of February, 1996, and the statements contained herein are affirmed as true under the penalties of perjury.

                                            NAI TECHNOLOGIES, INC.

                                            By /s/ ROBERT A. CARLSON

                                               Robert A. Carlson
                                               Chairman of the Board

                                            By /s/ RICHARD A. SCHNEIDER

                                               Richard A. Schneider
                                               Secretary